Exhibit 10.1

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of October 5, 2015, by and between SQUARE 1 BANK (“Bank”) and EVOKE PHARMA, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of May 28, 2014 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	The following defined terms set forth in Exhibit A are hereby amended and restated, as follows:

“Availability End Date” means November 28, 2016.

“Term Loan Maturity Date” means November 28, 2018.

2)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)

Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date).

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
5)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
a)	this Amendment, duly executed by Borrower;
b)	payment of a $2,500 facility fee, which may be debited from any of Borrower’s accounts;
c)	payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses in the documentation of this Amendment, which may be debited from any of Borrower's accounts; and

Evoke Pharma, Inc. – 2nd Amendment to LSA

d)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Evoke Pharma, Inc. – 2nd Amendment to LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

EVOKE PHARMA, INC.	Square 1 Bank
By: /s/David A. Gonyer	By: /s/Evan Travis
Name: David A. Gonyer Its: President and CEO	Name: Evan Travis Its: Vice President

[Signature Page to the Second Amendment to Loan and Security Agreement]

Evoke Pharma, Inc. – 2nd Amendment to LSA